Cash and Cash Equivalents - Schedule of Cash and Cash Equivalents (Details) - USD ($)		Dec. 31, 2024	Dec. 31, 2023
Schedule of Cash and Cash Equivalents [Abstract]
Cash at banks		$ 3,344,196	$ 19,424,059
- Time deposit		435,545	18,437,333
- Demand deposit		2,908,651	986,726
Other liquid assets	[1]	1,804,661
Total		$ 5,148,857	$ 19,424,059

[1]	The Group considers all highly liquid investments with original maturities of three months or less to be cash equivalents. As of December 31, 2024, this includes investments in money market funds and similar liquid instruments. These investments are readily convertible to known amounts of cash and carry an insignificant risk of changes in value.